                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 29, 2005
                                                         ---------------

                              --------------------

                            RELATIONSERVE MEDIA, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE              333-119632              43-2053462
            --------              ----------              ----------
(State or Other Jurisdiction     (Commission             (IRS Employer
        of Incorporation)        File Number)          Identification No.)

6700 North Andrews Avenue, Fort Lauderdale, Florida                 33309
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  (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (954) 202-6000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 29, 2005, RelationServe Media, Inc., a Nevada corporation
("RelationServe (Nevada)"), and RelationServe Media, Inc., a Delaware
corporation and wholly-owned subsidiary of RelationServe (Nevada)
("RelationServe (Delaware)"), entered into an Agreement and Plan of Merger. On
August 29, 2005, RelationServe (Nevada) merged with and into RelationServe
(Delaware), so that RelationServe (Nevada) and RelationServe (Delaware) became a single corporation named RelationServe Media, Inc. (the "Surviving
Corporation"), which exists under, and is governed by, the laws of the State of
Delaware (the "Merger").

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of RelationServe (Nevada) became vested in and held and enjoyed by the Surviving Corporation and the Surviving Corporation assumed all of the obligations of RelationServe (Nevada).

In addition, each share of common stock, par value $0.001 per share, of
RelationServe (Nevada) which was issued and outstanding immediately prior to the
Merger was converted into one issued and outstanding share of common stock, par value $0.001 per share, of the Surviving Corporation ("Common Stock"), so that the holders of all of the issued and outstanding shares of common stock of
RelationServe (Nevada) immediately prior to the Merger are the holders of Common
Stock of the Surviving Corporation. All shares of RelationServe (Delaware) owned by RelationServe (Nevada) immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

On September 2, 2005, the Surviving Corporation issued a press release announcing the Merger.

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Immediately prior to the Merger, RelationServe (Delaware) amended and restated
its Certificate of Incorporation and By-laws and adopted a capital structure identical to the capital structure of RelationServe (Nevada). Upon the effectiveness and as a result of the Merger, the Amended and Restated
Certificate of Incorporation and Amended and Restated By-laws of RelationServe
(Delaware) became the Amended and Restated Certificate of Incorporation and
Amended and Restated By-laws of the Surviving Corporation.

                                       2

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

Exhibit No.      Exhibits
-----------      --------

2.1              Agreement  and Plan of Merger,  dated August 29, 2005,  between
                 RelationServe   Media,   Inc.,   a  Nevada   corporation,   and
                 RelationServe Media, Inc., a Delaware corporation

3.1              Amended and Restated Certificate of Incorporation

3.2              Amended and Restated By-laws

99.1             Press Release dated September 2, 2005

                                    SIGNATURE

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RELATIONSERVE MEDIA, INC.

Dated: September 1, 2005                     By: /s/ Mandee Heller Adler
                                                 ------------------------------
                                                Name: Mandee Heller Adler
                                                Title:   Chief Executive Officer